--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.4
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.              -------------------------------------
                                           Report Number: 9          Page 1 of 3
                                                         ---
                            Debtor.        For the period FROM: August 1 , 2001
                                                                ----------------
                                                            TO: August 31, 2001
------------------------------------                            ----------------
Chapter 11 Case No: LA 00-44126 ES
--------------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY   ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       See Attached
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)         --------------------
              Net Sales                                                                        --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                      --------------------
         Add: Purchases                                                   --------------------
         Less: Ending Inventory at Cost                                   --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------
                  Other Operating Revenues (Specify)                                                                ----------------
         Less: Operating Expenses:
         Officer Compensation                                             --------------------
         Salaries and Wages - Other Employees                             --------------------
              Total Salaries and Wages                                                         --------------------
              Employee Benefits and Pensions                                                   --------------------
         Payroll Taxes                                                    --------------------
         Real Estate Taxes                                                --------------------
         Federal and State Income Taxes                                   --------------------
              Total Taxes                                                                      --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        --------------------
         Interest Expense (Mortgage, Loan, etc.)                          --------------------
         Insurance                                                        --------------------
         Automobile Expense                                               --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             --------------------
         Depreciation and Amortization                                    --------------------
         Repairs and Maintenance                                          --------------------
         Advertising    (In cost of sales)                                --------------------
         Supplies, Office Expenses, Photocopies, etc.                     --------------------
         Bad Debts                                                        --------------------
         Miscellaneous Operating Expenses (Specify)                       --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                  --------------------
              Other Non-Operating Revenues (Specify)                                           --------------------
              Gross Proceeds on Sale of Assets                            --------------------
              Less: Original Cost of Assets plus Expenses of Sale         --------------------
                  Net Gain/Loss of Sale of Assets                                              --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------
              Total Non-Operating Expenses                                                                          ----------------
     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:  9            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------
         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due      Number    Amount


          See attachment                                         None
          ----------------------------------------------------------------------


         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra
                                        ----------------------------------------
          half payment was made in July.
          ----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                  --------------
                    Gross Sales for Period Subject to Sales Tax $ 0.00
                                                                  --------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

  Federal Payroll and Withholding Taxes            See attachment See attachment
                                                   -------------- --------------
  State Payroll and Withholding Taxes              See attachment See attachment
                                                   -------------- --------------
  State Sales and Use Taxes                 None
                                            ----
  Real Property Taxes*****                         See attachment
                                                   --------------


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
                                                  ---          ----------
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:  9            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                  See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000       $398,138.50       $ 3,750.00           Feb 9, 2001     $ 3,750.00         1289            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $2,413,400        $ 7,500.00           May 3, 2001     $ 7,500.00         1714            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $2,906,005        $ 7,500.00           Oct 8, 2001     $ 7,500.00         2515            None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of
                --------------------------------
perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: October 11, 2001
       -----------------

                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                 Profit & Loss
                                   August 2001

                                                                      Aug 01
                                                                 --------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                             1,279,394.53
                                                                 --------------
              Total Income                                        1,279,394.53

              Cost of Goods Sold
                  5005-DAMAGE OUTSIDE VEHICLES                        1,228.49
                  5007-DISPOSAL FEES                                 13,407.87
                  5200-DRIVER COST
                      5210-DRIVER WAGES                             301,398.69
                      5220-DRIVER PAYROLL TAXES                      23,343.54
                      5230-DRIVER INJURY                              1,007.84
                      5240-DRIVER SUPPLIES                              174.27
                      5250-DRIVER UNIFORMS                              862.03
                      5260-DRUG TESTS                                   525.00
                      5270-SAFETY MEETING                                87.00
                                                                 --------------
                  Total 5200-DRIVER COST                            327,398.37
                  5300-INSURANCE
                      5310-MEDICAL                                   21,120.09
                      5320-LIABILITY                                 74,364.67
                      5330-WORKERS' COMPENSATION                     54,879.85
                                                                 --------------
                  Total 5300-INSURANCE                              150,364.61
                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                     45,185.42
                      5352-PAYROLL TAXES                              3,889.20
                                                                 --------------
                  Total 5350-GREENWASTE PAYROLL COSTS                49,074.62
                  5410-EQUIPMENT RENTAL                               2,298.00
                  5500-FUEL                                         153,022.34
                  5520-SHOP TOOLS                                     1,503.93
                  5600-REGISTRATION                                  20,282.00
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                            67,043.41
                      5715-PAYROLL TAXES - MECHANIC                   5,685.68
                      5720-TIRES                                     35,897.75
                      5725-TIRE SERVICE                              15,906.40
                      5730-TRUCK MAINTENANCE                          2,223.29
                      5735-TRUCK REPAIR- PARTS                       26,784.80
                      5745-TRAILER REPAIRS                           13,860.16
                      5750-TRUCK WASH                                 3,254.00
                      5700-REPAIR & MAINTENANCE - Other                   0.00
                                                                 --------------
                  Total 5700-REPAIR & MAINTENANCE                   170,655.49
                  5810-SUBHAULING                                        50.00
                  5900-TOWING                                           975.00
                                                                 --------------
              Total COGS                                            890,260.72
                                                                 --------------
          Gross Profit                                              389,133.81

                             USA BIOMASS CORPORATION
                                 Profit & Loss
                                   August 2001

                                                                      Aug 01
                                                                 --------------

              Expense
                  6005-ADMINISTRATIVE EXPENSES                        3,044.37
                  6010-ADVERTISING                                        0.00
                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                  2,100.00
                      6022-GAS & OIL                                    431.65
                      6023-REPAIR & MAINTENANCE                          16.01
                                                                 --------------
                  Total 6020-AUTO EXPENSES                            2,547.66
                  6050-BANK CHARGES                                     479.29
                  6110-CORPORATE ALLOCATION                               0.00
                  6175-DIRECTORS AND OFFICERS INSURANC                6,700.76
                  6200-DUES AND SUBSCRIPTIONS                          -933.00
                  6500-PROFESSIONIAL FEES                             2,738.34
                  6501-POST PETITION LEGAL FEES                      37,593.47
                  6510-MAINTENANCE                                      882.19
                  6530-MEDICAL INSURANCE                              3,625.70
                  6570-OFFICE SUPPLIES                                2,373.41
                  6580-OFFICE WAGES                                  46,574.70
                  6585-PAYROLL TAXES - OFFICE                         2,705.77
                  6650-OUTSIDE SERVICES - CORPORATE                     602.00
                  6700-PERMITS                                          335.56
                  6710-POSTAGE & DELIVERY                               801.20
                  6730-PROPERTY TAXES                                 6,283.00
                  6740-SECURITY WAGES                                 1,320.00
                  6745-PAYROLL TAXES - SECURITY                         100.98
                  6750-SUPERVISORS                                   19,521.20
                  6755-PAYROLL TAXES - SUPERVISORS                    1,493.37
                  6756-RENT                                          13,783.19
                  6850-TRAVEL & ENTERTAINMENT
                      6853-MEALS                                        222.73
                                                                 --------------
                  Total 6850-TRAVEL & ENTERTAINMENT                     222.73
                  6900-UTILITIES
                      6920-ELECTRIC                                   2,298.91
                      6940-TELEPHONE                                 16,870.81
                      6950-WATER                                      1,198.89
                      6960-WASTE                                        976.21
                                                                 --------------
                  Total 6900-UTILITIES                               21,344.82
                  6999-UNCATEGORIZED EXPENSES                             0.00
                                                                 --------------
              Total Expense                                         174,140.71
                                                                 --------------
      Net Ordinary Income                                           214,993.10
      Other Income/Expense
          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                    874.18
                                                                 --------------

                             USA BIOMASS CORPORATION
                                 Profit & Loss
                                   August 2001

                                                                      Aug 01
                                                                 --------------

              Total 7000-OTHER INCOME                                   874.18
                                                                 --------------
          Total Other Income                                            874.18
          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                              8,399.92
                  8516-BANCO POPULAR MTG                              8,098.00
                  8518-CASE CREDIT CORPORATION                       12,624.19
                  8520-CIT                                            7,783.44
                  8530-GE CAPITAL FLEET SERVICES                        952.81
                  8540-GENERAL MOTORS ACCEPTANCE                        671.13
                  8545-INTERNAL REVENUE SERVICE                       1,800.00
                  8550-LEE FINANCIAL SERVICES                        18,540.60
                  8555-PROVIDENT BANK LOC                             1,000.00
                  8560-THE ASSOCIATES                               105,804.15
                  8570-SUNSET                                         8,900.00
                  8580-VOLVO COMMERCIAL FINANCE                      53,343.04
                  8500-DEBT SERVICE - Other                               0.00
                                                                 --------------
              Total 8500-DEBT SERVICE                               227,917.28
                                                                 --------------

          Total Other Expense                                       227,917.28
                                                                 --------------
      Net Other Income                                             -227,043.10
                                                                 --------------
Net Income                                                          -12,050.00
                                                                 ==============

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                              As of August 31, 2001


                                                   Current        1 - 30        31 - 60      61 - 90         > 90          TOTAL
                                                 ------------   ------------   ----------   -----------   ------------   -----------
"Y" TIRE SALES                                     31,336.64       3,834.85         0.00          0.00           0.00     35,171.49
@ROAD, Inc.                                         5,514.00           0.00         0.00          0.00           0.00      5,514.00
A-1 COAST TEMP SERVICE                                 75.60           0.00         0.00          0.00           0.00         75.60
ABLE SCALE REPAIR                                     400.00           0.00         0.00          0.00           0.00        400.00
AIRBORNE EXPRESS                                      102.61           0.00         0.00          0.00           0.00        102.61
AMCOM INSURANCE SERVICES, Inc.                          0.00      73,811.60         0.00          0.00           0.00     73,811.60
AMERIPRIDE UNIFORMS, Inc.                             856.69         129.02         0.00          0.00           0.00        985.71
AT&T                                                    0.00         -68.09         0.00          0.00           0.00        -68.09
BETTS TRUCK PARTS                                     213.68           0.00         0.00          0.00           0.00        213.68
BURRTEC MID VALLEY                                  8,832.32           0.00         0.00          0.00           0.00      8,832.32
C & R TIRES & SERVICES, Inc.                            0.00         314.01         0.00          0.00           0.00        314.01
CAPITAL ONE, F.S.B.                                    29.00           0.00         0.00          0.00           0.00         29.00
COLONIAL LIFE & ACCIDENT INSURANCE CO.                  0.00       1,645.28     1,808.12          0.00           0.00      3,453.40
COSBY OIL COMPANY, Inc.                             3,597.96           0.00         0.00          0.00           0.00      3,597.96
CT CORPORATION SYSTEM                                 265.00           0.00         0.00          0.00           0.00        265.00
EAGLE RADIATOR SERVICE                                  0.00         175.00         0.00         75.00         525.00        775.00
EUGENE W. TIDGEWELL                                -1,000.00           0.00         0.00          0.00           0.00     -1,000.00
F. TRUCK REPAIR                                       783.20           0.00     1,118.00          0.00           0.00      1,901.20
FIVE STAR GAS AND GEAR                                158.10         158.10         0.00          0.00           0.00        316.20
GEORGE R. FARQUAR                                       0.00           0.00         0.00      4,962.00           0.00      4,962.00
GREYSTONE HEALTH SCIENCES CORP                          0.00          21.00         0.00          0.00           0.00         21.00
HYDRAFORCE, Inc.                                    3,843.65           0.00     1,506.85          0.00           0.00      5,350.50
IMPERIAL PREMIUM FINANCE, Inc.                          0.00       6,700.76         0.00          0.00           0.00      6,700.76
INTERSTATE FILTRATION SERVICES, Inc.                2,100.83         445.53         0.00          0.00           0.00      2,546.36
IRELL & MANELLA LLP                                29,711.67      51,980.08         0.00     51,227.12     111,883.43    244,802.30
LA LUBE, Inc.                                       1,662.50           0.00         0.00          0.00           0.00      1,662.50
LANCE B. JONES                                       -500.00           0.00         0.00          0.00           0.00       -500.00
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP              7,881.80       2,609.09     3,777.91          0.00           0.00     14,268.80
LITTLER MENDELSON, P.C.                             2,473.34         842.87     4,432.83          0.00           0.00      7,749.04
MANHATTAN MEDICAL                                     596.74         425.29         0.00          0.00           0.00      1,022.03
NEXTEL COMMUNICATIONS -5                            7,888.57       9,427.35         0.00          0.00           0.00     17,315.92
NEXTEL COMMUNICATIONS -6                              704.19           0.00       682.03          0.00           0.00      1,386.22
NORCAL/San Bernardino, Inc.                             0.00           0.00    27,879.57     20,756.73           0.00     48,636.30
PACIFIC BELL                                          180.66           0.00         0.00          0.00           0.00        180.66
PITNEY BOWES, Inc.                                     20.52         -40.00         0.00          0.00           0.00        -19.48
PORTOSAN COMPANY                                       99.64           0.00         0.00          0.00           0.00         99.64

                             USA BIOMASS CORPORATION
                                A/P Aging Summary
                              As of August 31, 2001


                                                   Current        1 - 30        31 - 60      61 - 90         > 90          TOTAL
                                                 ------------   ------------   ----------   -----------   ------------   -----------
PRINTING SOLUTIONS                                      0.00           0.00         0.00          0.00        -282.42       -282.42
QUAD SERVICE, Inc.                                    258.69       4,447.26         0.00          0.00           0.00      4,705.95
SOUTHERN CALIFORNIA EDISON                              0.00       1,612.67         0.00          0.00           0.00      1,612.67
TCI TIRE CENTERS, LLC                               6,781.94         200.35         0.00          0.00           0.00      6,982.29
TEAMSTERS MISC. SECURITY TRUST FUND                     0.00      -1,380.66         0.00          0.00           0.00     -1,380.66
TED JOHNSON PROPANE                                   242.87         179.14         0.00          0.00           0.00        422.01
THE SOCO GROUP, Inc.                               45,276.67      27,007.27         0.00          0.00           0.00     72,283.94
U.S. TRUSTEE                                            0.00       7,500.00         0.00          0.00           0.00      7,500.00
UNITED PARCEL SERVICE                                  87.54           0.00         0.00          0.00           0.00         87.54
VERIZON Dallas                                        904.90           0.00         0.00          0.00           0.00        904.90
VERIZON Inglewood                                   1,450.78           0.00         0.00          0.00           0.00      1,450.78
VOLVO COMMERCIAL FINANCE                                0.00      53,343.04         0.00          0.00           0.00     53,343.04
WHITMONT Legal Copying, Inc.                        1,351.37           0.00         0.00          0.00           0.00      1,351.37
                                                 ------------   ------------   ----------   -----------   ------------   -----------
TOTAL                                             164,183.67     245,320.81    41,205.31     77,020.85     112,126.01    639,856.65
                                                 ============   ============   ==========   ===========   ============   ===========

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                              As of August 31, 2001


                                                 Current        1 - 30         31 - 60       61 - 90        > 90           TOTAL
                                               -----------   ------------   ------------   -----------   ----------   --------------
A GROWING CONCERN                                     0.00       1,217.55       3,010.44      1,765.91     3,797.19         9,791.09
ALLIED                                           23,716.96     120,970.40     101,303.21          0.00         0.00       245,990.57
AMERICA CHUNG NAM                                 5,775.00      20,130.00       7,095.00          0.00         0.00        33,000.00
ARBOR CARE                                            0.00       2,999.18           0.00          0.00         0.00         2,999.18
ASPLUNDH                                          3,187.64           0.00           0.00          0.00     5,369.92         8,557.56
BFI CENTRAL                                      11,774.79     124,860.00     109,667.40          0.00         0.00       246,302.19
BURRTEC                                          44,167.07      43,354.87           0.00          0.00         0.00        87,521.94
CALIFORNIA ARBORIST                                 385.69         842.60         810.26        922.99         0.00         2,961.54
CLAREMONT                                        12,094.18      12,812.38           0.00          0.00         0.00        24,906.56
COAST                                            43,285.32     185,302.88      16,169.25          0.00         0.00       244,757.45
COMMERCE, CITY OF                                   171.36           0.00           0.00          0.00         0.00           171.36
COUNTY SANITATION LA                             51,197.60      22,277.51           0.00          0.00         0.00        73,475.11
CRT                                               9,270.00      32,600.00      11,845.00          0.00         0.00        53,715.00
DART                                              1,000.00      11,700.00         900.00          0.00         0.00        13,600.00
DMS LANDSCAPE SERVICES                              213.30           0.00           0.00          0.00         0.00           213.30
EDCO                                              3,926.72      18,648.64       1,615.80          0.00         0.00        24,191.16
JACKSON DISPOSAL                                    175.50         391.96         382.99          0.00         0.00           950.45
LANDSCAPE MANAGEMENT SERVICES                        49.80           0.00           0.00          0.00         0.00            49.80
LAWRENCE LANDSCAPE                                  126.52           0.00           0.00          0.00         0.00           126.52
MARIPOSA                                          2,772.66         924.60           0.00          0.00         0.00         3,697.26
MISSION LANSCAPING                                  420.05           0.00           0.00          0.00         0.00           420.05
PARAMOUNT                                             0.00       3,300.00           0.00          0.00         0.00         3,300.00
PLANTS CHOICE                                       150.00       2,400.00       2,600.00          0.00         0.00         5,150.00
POTENTIAL                                        52,435.00      75,010.00           0.00          0.00         0.00       127,445.00
QUALITY                                          31,295.00      23,925.00       8,895.00      9,090.00         0.00        73,205.00
SANTA FE SPRINGS                                     21.06           0.00           0.00          0.00         0.00            21.06
STONETREE LANDSCAPE                                   0.00         478.48         390.29          0.00         0.00           868.77
SUNSET                                           73,611.73     161,355.03      58,569.34     15,965.56     4,922.55       314,424.21
TOTAL LANSCAPE MAINTENANCE                        1,078.76         585.13         449.88        161.92         0.00         2,275.69
TRIMMING LAND                                         0.00         571.25           0.00          0.00         0.00           571.25
URBAN TREE CARE, INC.                               126.18         318.08           0.00          0.00         0.00           444.26
WASTE CARSON                                     34,538.13      39,534.70           0.00          0.00         0.00        74,072.83
WASTE MANAGEMENT OF THE INLAND EMPIRE            28,363.85           0.00           0.00          0.00         0.00        28,363.85
WEST VALLEY MRF. LLC.                            10,370.93      13,973.36           0.00          0.00         0.00        24,344.29
WHITTIER                                          1,696.48           0.00           0.00          0.00         0.00         1,696.48
WTR                                                   0.00           0.00           0.00          0.00       460.15           460.15

                             USA BIOMASS CORPORATION
                                A/R Aging Summary
                              As of August 31, 2001


                                                 Current        1 - 30         31 - 60       61 - 90        > 90           TOTAL
                                               -----------   ------------   ------------   -----------   ----------   --------------
YUKON                                             5,142.45       6,438.25           0.00          0.00         0.00        11,580.70
                                               -----------   ------------   ------------   -----------   ----------   --------------
TOTAL                                           452,539.73     926,921.85     323,703.86     27,906.38    14,549.81     1,745,621.63
                                               ===========   ============   ============   ===========   ==========   ==============

                             USA BIOMASS CORPORATION
                                   Taxes Paid
                         For the Month of August , 2001

      Type          Date      Num        Name                   Split                   Disb      Accrual    Balance
-----------------------------------------------------------------------------------------------------------------------
2020- ACCRUED FEDERAL PAYROLL TAXES                                                                          29,747.43
Check             08/06/2001 WIRE   SANWA BANK     1003- SANWA PAYROLL TAXES          -28,660.49              1,086.94
General Journal   08/10/2001 8-102                 1002- SANWA PAYROLL                            29,256.16  30,343.10
Check             08/13/2001 WIRE   SANWA BANK     1003- SANWA PAYROLL TAXES          -29,124.76              1,218.34
General Journal   08/17/2001 8-103                 1002- SANWA PAYROLL                            26,925.65  28,143.99
Check             08/21/2001 WIRE   SANWA BANK     1003- SANWA PAYROLL TAXES          -26,800.76              1,343.23
General Journal   08/24/2001 8-104                 1002- SANWA PAYROLL                            26,857.37  28,200.60
Check             08/28/2001 WIRE   SANWA BANK     1003- SANWA PAYROLL TAXES          -26,759.49              1,441.11
General Journal   08/31/2001 8-106                 1002- SANWA PAYROLL                            23,782.56  25,223.67
General Journal   08/31/2001 8-111                 2060- ACCRUED WAGES                            23,662.31  48,885.98
                                                                                    -----------------------------------
Total 2020- ACCRUED FEDERAL PAYROLL TAXES                                            -111,345.50 130,484.05  48,885.98
                                                                                    -----------------------------------

2021- ACCRUED STATE PAYROLL TAXES                                                                             4,301.65
Check             08/03/2001 1028   EMPLOYMENT DEVE1003-NSANWATPAYROLL TAXES           -4,227.41                 74.24
General Journal   08/10/2001 8-102                 1002- SANWA PAYROLL                             4,302.26   4,376.50
Check             08/13/2001 1029   EMPLOYMENT DEVE1003-NSANWATPAYROLL TAXES           -4,302.26                 74.24
General Journal   08/17/2001 8-103                 1002- SANWA PAYROLL                             4,008.04   4,082.28
Check             08/17/2001 1030   EMPLOYMENT DEVE1003-NSANWATPAYROLL TAXES           -4,008.04                 74.24
General Journal   08/24/2001 8-104                 1002- SANWA PAYROLL                             3,882.76   3,957.00
Check             08/24/2001 1031   EMPLOYMENT DEVE1003-NSANWATPAYROLL TAXES           -3,882.76                 74.24
General Journal   08/31/2001 8-106                 1002- SANWA PAYROLL                             3,388.78   3,463.02
General Journal   08/31/2001 8-111                 2060- ACCRUED WAGES                             3,335.60   6,798.62
                                                                                    -----------------------------------
Total 2021- ACCRUED STATE PAYROLL TAXES                                               -16,420.47  18,917.44   6,798.62
                                                                                    -----------------------------------

              INSURANCE COVERAGE
              ------------------

                             AGENT                   COVERAGE                EXPIRATION                PREMIUM
   CARRIER                   NAME                    AMOUNT                    DATE                  PAID TO DATE
State Fund                Andreini & Company         1,000,000                  10/23/01                  8/31/01


Penn America              Mark Novy                  2,000,000                  10/23/01                  8/31/01
Penn America              Mark Novy
Penn America              Mark Novy

Penn America              Mark Novy                  1,000,000                  10/23/01                  8/31/01


Penn America              Mark Novy                  1,000,000                  10/23/01                  8/31/01





Clarendon                 Mark Novy                Comp & Collision               3/5/02                  8/31/01

Penn America              Mark Novy                  1,007,497                                            8/31/01


Penn America              Mark Novy                  5,000,000                  10/23/01                  8/31/01
General Sec.